UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.             )

Filed by the Registrant  ☒                                 Filed by a Party other than the Registrant  ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Mattel, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 12, 2010

MATTEL, INC.

Meeting Information

Meeting Type: Annual For holders as of: March 19, 2010

Date: May 12, 2010 Time: 9:00 a.m. Location: Manhattan Beach Marriott 1400 Parkview Avenue Manhattan Beach, CA 90266

MATTEL, INC.®

333 CONTINENTAL BLVD. EL SEGUNDO, CA 90245-5012

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE & PROXY STATEMENT ANNUAL REPORT ADMISSION POLICY

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2010 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Mattel stockholder meetings have attendance requirements including, but not limited to, proof of stock ownership and appropriate photo identification at the meeting. Please check the proxy materials, in particular, the Admission Policy, for more detailed information. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends a vote “FOR” all nominees listed and “FOR” Proposals 2 and 3.

1. Election of Directors.

Nominees:

1a. Michael J. Dolan

1b. Robert A. Eckert

1c. Dr. Frances D. Fergusson

1d. Tully M. Friedman

1e. Dominic Ng

1f. Vasant M. Prabhu

1g. Dr. Andrea L. Rich

1h. Ronald L. Sargent

1i. Dean A. Scarborough

1j. Christopher A. Sinclair

1k. G. Craig Sullivan

1l. Kathy Brittain White

2. Approval of the Mattel, Inc. 2010 Equity and Long-Term Compensation Plan.

3. Ratification of the selection of PricewaterhouseCoopers LLP as Mattel, Inc.’s independent registered public accounting firm for the year ending December 31, 2010.

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